September 3, 2025 Third Quarter 2025 Investor Presentation

1 Forward–looking statements Certain statements contained in this Presentation that are not historical in nature may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, statements regarding the Company’s future plans, results, strategies, and expectations, including expectations around changing economic markets and statements regarding the merger of Southern States Bancshares, Inc. (“Southern States”) with the Company (the “Merger”) and expectations with regard to the benefits of the Merger. These statements can generally be identified by the use of the words and phrases “may,” “will,” “should,” “could,” “would,” “goal,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” “target,” “aim,” “predict,” “continue,” “seek,” and other variations of such words and phrases and similar expressions. These forward-looking statements are not historical facts, and are based upon management’s current expectations, estimates, and projections, many of which, by their nature, are inherently uncertain and beyond the Company’s control. The inclusion of these forward-looking statements should not be regarded as a representation by the Company or any other person that such expectations, estimates, and projections will be achieved. Accordingly, the Company cautions shareholders and investors that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, and uncertainties that are difficult to predict. Actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements including, without limitation, (1) current and future economic conditions, including the effects of inflation, interest rate fluctuations, changes in the economy or global supply chain, supply-demand imbalances affecting local real estate prices, and high unemployment rates in the local or regional economies in which the Company operates and/or the US economy generally, (2) changes or the lack of changes in government interest rate policies and the associated impact on the Company’s business, net interest margin, and mortgage operations, (3) increased competition for deposits, (4) changes in the quality or composition of the Company’s loan or investment portfolios, including adverse developments in borrower industries or in the repayment ability of individual borrowers or issuers of investment securities, or the impact of interest rates on the value of our investment securities portfolio, (5) any deterioration in commercial real estate market fundamentals, (6) risks associated with the Merger, including (a) the risk that the cost savings and any revenue synergies from the Merger is less than or different from expectations, (b) disruption from the Merger with customer, supplier, or employee relationships,(c) the possibility that the costs, fees, expenses and charges related to the Merger may be greater than anticipated, including as a result of unexpected or unknown factors, events, or liabilities, (d) the risks related to the integration of the combined businesses, including the risk that the integration will be materially delayed or will be more costly or difficult than expected, (e) the diversion of management time on merger-related issues, (f) the ability of the Company to effectively manage the larger and more complex operations of the combined company following the Merger, (g) the risk of expansion into new geographic or product markets, (h) reputational risk and the reaction of the parties’ customers to the Merger, (i) the Company’s ability to successfully execute its various business strategies, including its ability to execute on potential acquisition opportunities, and (j) the risk of potential litigation or regulatory action related to the Merger, (7) the Company’s ability to identify potential candidates for, consummate, and achieve synergies from, other potential future acquisitions, (8) the Company’s ability to manage any unexpected outflows of uninsured deposits and avoid selling investment securities or other assets at an unfavorable time or at a loss, (9) the Company’s ability to successfully execute its various business strategies, (10) changes in state and federal legislation, regulations or policies applicable to banks and other financial service providers, including legislative developments, (11) the effectiveness of the Company’s controls and procedures to detect, prevent, mitigate and otherwise manage the risk of fraud or misconduct by internal or external parties, including attempted physical-security and cybersecurity attacks, denial-of-service attacks, hacking, phishing, social-engineering attacks, malware intrusion, data-corruption attempts, system breaches, identity theft, ransomware attacks, environmental conditions, and intentional acts of destruction, (12) the Company’s dependence on information technology systems of third party service providers and the risk of systems failures, interruptions, or breaches of security, (13) the impact, extent and timing of technological changes, (14) concentrations of credit or deposit exposure, (15) the impact of natural disasters, pandemics, acts of war or terrorism, or other catastrophic events, (16) events giving rise to international or regional political instability, including the broader impacts of such events on financial markets and/or global macroeconomic environments, and/or (17) general competitive, economic, political, and market conditions. Further information regarding the Company and factors which could affect the forward-looking statements contained herein can be found in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, and in any of the Company’s subsequent filings with the SEC. Many of these factors are beyond the Company’s ability to control or predict. If one or more events related to these or other risks or uncertainties materialize, or if the underlying assumptions prove to be incorrect, actual results may differ materially from the forward- looking statements. Accordingly, shareholders and investors should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date of this Presentation, and the Company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for the Company to predict their occurrence or how they will affect the Company. The Company qualifies all forward-looking statements by these cautionary statements.

2 Use of non-GAAP financial measures This Presentation contains certain financial measures that are not measures recognized under U.S. generally accepted accounting principles (“GAAP”) and therefore are considered non-GAAP financial measures. These non-GAAP financial measures may include, without limitation, adjusted net income, adjusted diluted earnings per common share, adjusted pre-tax pre-provision net revenue, consolidated and segment core revenue, consolidated and segment core noninterest expense and core noninterest income, consolidated and segment core efficiency ratio (tax-equivalent basis), adjusted return on average assets and equity, and adjusted pre-tax pre-provision return on average assets. Each of these non-GAAP metrics excludes certain income and expense items that the Company’s management considers to be non-core/adjusted in nature. The Company refers to these non-GAAP measures as adjusted (or core) measures. Also, the Company presents tangible assets, tangible common equity, tangible book value per common share, tangible common equity to tangible assets, on-balance sheet liquidity to tangible assets, return on average tangible common equity, and adjusted return on average tangible common equity. Each of these non-GAAP metrics excludes the impact of goodwill and other intangibles. Additionally, the Company presents adjusted risk-weighted assets, adjusted common equity tier 1 capital and adjusted total risk-based capital to show the impact if all available-for-sale securities were sold. Adjusted risk-weighted assets excludes the book value and net unrealized loss of the available-for-sale securities portfolio. Adjusted common equity tier 1 and adjusted total risk-based capital includes the portion of accumulated other comprehensive income related to available-for-sale securities that the Company has elected to remove from the capital calculations in accordance with the capital rules. The Company’s management uses these non-GAAP financial measures in their analysis of the Company’s performance, financial condition and the efficiency of its operations as management believes such measures facilitate period-to-period comparisons and provide meaningful indications of its operating performance as they eliminate both gains and charges that management views as non-recurring or not indicative of operating performance. Management believes that these non- GAAP financial measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods as well as demonstrate the effects of significant non-core gains and charges in the current and prior periods. The Company’s management also believes that investors find these non- GAAP financial measures useful as they assist investors in understanding the Company’s underlying operating performance and in the analysis of ongoing operating trends. In addition, because intangible assets such as goodwill and the other items excluded each vary extensively from company to company, the Company believes that the presentation of this information allows investors to more easily compare the Company’s results to the results of other companies. Also, since investors may assess the Company’s capital adequacy with the impact of the net unrealized losses on available-for-sale securities, the Company believes that it is useful to provide investors the ability to assess the Company’s capital adequacy as if all available-for-sale securities were sold. However, the non-GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which the Company calculates the non-GAAP financial measures discussed herein may differ from that of other companies reporting measures with similar names. Investors should understand how such other banking organizations calculate their financial measures with names similar to the non-GAAP financial measures the Company has discussed herein when comparing such non-GAAP financial measures. See the corresponding non-GAAP reconciliation tables below in this Presentation for additional discussion and reconciliation of these measures to the most directly comparable GAAP financial measures.

Snapshot of FB Financial today

Company Overview

Community Bank
- Chartered in 1906, one of the longest continually operated banks in Tennessee
- **Local-decision making** model deployed across our footprint

Growth strategy
- **Merger with** Southern States Bancshares, Inc.
- Recent **market expansions** in Alabama and into North Carolina

Strong market presence
- Franchise spanning both **Metro** & **Community** markets across the Southeast
- Number 6 market share in **Nashville** MSA; top 10 in 7 additional MSAs throughout our footprint[1]

Solid capital foundation
- 12.3% CET1 & 10.4% TCE/TA[2]
- **Continuous** evaluation of capital deployment opportunities

Top-quartile performer
- 0.65% ROAA / **1.24% *(adj.)*[2]**
- 6.38% ROATCE[2] / **12.4% *(adj.)*[2]**

Disciplined risk management
- **1.51%** ACL coverage ratio
- **0.97%** NPLs / Total Loans HFI

Franchise Map


KENTUCKY
TENNESSEE
NORTH CAROLINA
ALABAMA
GEORGIA
FirstBank Branch
Mortgage/Loan Production Only
FirstBank Headquarters

Not pictured: Mortgage Only Location in Fairhope, Alabama

Financial Snapshot *(as of June 30, 2025 YTD)*

Balance Sheet ($B)		Profitability (%)	
Total assets	$13.4	Adj. ROAA[2]	1.24%
Total loans	$10.0	Adj. ROATCE[2]	12.4%
Total deposits	$11.4	Net interest margin[3]	3.61%
Total equity	$1.6	Core efficiency[2,3]	58.4%

[1] Source: S&P Global. Market data is as of June 30, 2024 and is presented on a pro forma basis for announced acquisitions since June 30, 2024.
[2] Non-GAAP financial measure; See "Use of non-GAAP Financial Measures" and Non-GAAP reconciliations herein.
[3] Presented on a tax-equivalent basis.

3

FirstBank

Combined Company

Combined Company

Density and scale in key markets

- Metro & Community markets spread across the **booming** Southeastern US
- **New footholds** in Auburn/Opelika, AL & Columbus, GA
- Added **density** in Huntsville & Birmingham, AL MSAs
- **Entrance** into Atlanta-adjacent community markets (Newnan, Dallas, etc.)

Execution of growth strategy

- Growth through **acquisition** opportunities
- Local **market disruption** from announced mergers creates near-term opportunities
- Continuous evaluation of new **market expansion** opportunities
- **Organic growth** opportunities supported by top-talent & favorable geography

Capable and focused management team

- Quick deal cycle **~90 days** from announcement to close
- **M&A playbook** for future acquisition opportunities
- Dynamic and **ambitious** management team
- Growing franchise attracts **top-talent** in key markets

Franchise Map


KENTUCKY
TENNESSEE
NORTH CAROLINA
GEORGIA
ALABAMA
Bowling Green
Scottsville
Paris
Waverly
Dickson
Nashville
Goodlettsville
Mt. Juliet
Hollow Rock
Huntingdon
Camden
Brentwood
Fairview
Smyrna
Franklin
Nolensville
Friendship
Clarksburg
Wildersville
Lexington
Jackson
Linden
Spring Hill
Columbia
Murfreesboro
Woodbury
Henderson
Parsons
Scotts Hill
Shelbyville
Manchester
Tullahoma
Lynchburg
Decherd
Fayetteville
Bartlett
Oakland
Germantown
Cookeville
Smithville
Crossville
Dayton
Hixson
Ooltewah
Chattanooga
East Ridge
Powell
Maynardville
Knoxville
Jefferson City
Dandridge
Sevierville
Asheville
Fort Oglethorpe
Ringgold
Dalton
Florence
Huntsville
Cartersville
Rockmart
Dallas
Atlanta
Smyrna
Carrollton
Newnan
Anniston
Wedowee
Birmingham
Tuscaloosa
Sylacauga
Roanoke
Opelika
Auburn
Columbus
FirstBank Headquarters
FirstBank Branch
Loan Production/Mortgage Only
Southern State Bank Merger

Not pictured: Mortgage Only Location in Fair Hope, Alabama.

Financial Snapshot *(pro forma)*

Balance Sheet ($B)[1]	
Total assets	$16.0
Total loans	$12.2
Total deposits	$13.6
Total equity	$1.9

Deal Economics[2]	
'26 EPS Accretion	~12%
TBV Dilution	<(4%)
TBV Earnback	<2 Yr
'26 Efficiency Ratio	~50%

[1] Figures presented are combined company on a pro forma basis, see the 8-k filed with the SEC on July 8, 2025.
[2] Figures presented represent estimated deal economics on a combined pro forma basis. See 8-k filed with the SEC on March 31, 2025.

4

5 Strategic drivers Poised for Solid Performance Proven Opportunistic Acquirer with Scalable Platforms and Technology Highly Motivated Executive Management Team Great Place to Work Organic Growth Focused Empowered Teams Across Attractive Metropolitan and Community Markets

FirstBank

Recent corporate history

2020

Awarded "Top Workplaces" by the Tennessean; Named one of American Banker's "Best Places to Work" (2020–2023)

Adj. ROAA[1]: 1.67%
Adj. ROATCE[1]: 19.4%
Year-End Assets: $11.2bn

- Completed acquisition of FNB Financial Corporation; enter Bowling Green MSA ranked 7th in deposit market share
- Converted online and mobile consumer banking platforms
- Lift out of commercial team in Memphis
- Completed acquisition of Franklin Financial Network; moved from 12th to 6th in the Nashville MSA in deposit market share
- Raised $100 million of 4.50% subordinated debt

2021

Adj. ROAA[1]: 1.52%
Adj. ROATCE[1]: 16.9%
Year-End Assets: $12.6bn

- Authorized $100 million share repurchase plan in February 2021
- Expanded banking division into Central Alabama in March 2021 with hiring of two experienced senior bankers in Birmingham

2022

Adj. ROAA[1]: 1.12%
Adj. ROATCE[1]: 12.9%
Year-End Assets: $12.8bn

- Authorized $100 million share repurchase plan in March 2022
- Completed restructuring of Mortgage segment and closure of direct-to-consumer delivery channel
- Acquired naming rights for Vanderbilt University football stadium

2023

Adj. ROAA[1]: 1.11%
Adj. ROATCE[1]: 12.8%
Year-End Assets: $12.6bn

- Began implementation of the FirstBank Way as the foundation to position FirstBank as a premier banking franchise with elite financial performance now and in the future by standardizing sales and services under one operating model
- Reduced core operating expense projections in FY 2023 by $20 million annualized
- Sold $101 million of AFS debt securities and captured 4.27% yield improvement in FY 2023
- Reduced construction loans to bank Tier 1 capital plus ACL[2] from 119% at 4Q22 to 93% as of 4Q23; increased Total RBC ratio from 13.1% at 4Q22 to 14.5% as of 4Q23

2024

Awarded "Top Workplaces" by the Tennessean

Adj. ROAA[1]: 1.25%
Adj. ROATCE[1]: 12.9%
Year-End Assets: $13.2bn

- Market expansion into Asheville, NC and Tuscaloosa, AL
- Completed 2 securities portfolio restructure transactions totaling $526M sold and reinvested at a weighted average yield improvement of ~3.3%
- Continued focus on operating efficiency measures resulting in a core efficiency ratio[*] of 54.6% in 4Q24, down from 61.7% in 4Q23
- Well positioned with a strong balance sheet, evidenced by strong capital ratios –
  - 12.8% CET1
  - 15.2% RBC

2025

Merger transaction
FB Financial Corporation
SOUTHERN STATES BANCSHARES, INC.

Adj. ROAA[1]: 1.24%
Adj. ROATCE[1]: 12.4%
2Q 2025 Assets: $13.4bn

- Closed merger with Southern States Bancorp Inc. ("SSBK")
- About SSBK:
  - Headquarters: Anniston, AL
  - Previously publicly traded as SSBK on the NASDAQ
  - Geography: East Alabama & West Georgia
  - 15 branches & 2 LPOs
  - $2.9 billion in Total Assets
  - Deal closed in July 2025 & integration by end of 3Q25

[1]Non-GAAP financial measure; See "Use of non-GAAP Financial Measures" and Non-GAAP reconciliations herein. [2]Concentration ratio for FirstBank. Note: Financial data presented on a consolidated basis.

6

7 Driving shareholder value ¹ Non-GAAP financial measure; See “Use of non-GAAP Financial Measures” and Non-GAAP reconciliations herein. 2 2Q25 calculation is preliminary and subject to change. $2.64 $2.57 $2.48 $0.91 $2.92 $3.01 $3.40 $1.74 2022 2023 2024 YTD Earnings per share Adjusted earnings per share Earnings per Share $14 $14 $20 $22 $25 $27 $30 $28 $31 $34 $35 $12 $12 $15 $17 $19 $22 $25 $23 $26 $28 $30 3Q16 2016 2017 2018 2019 2020 2021 2022 2023 2024 2Q25 BVPS TBVPS 15.1% 15.1% 15.2% 15.2% 14.7% 2Q24 3Q24 4Q24 1Q25 2Q25 0.79% 0.96% 0.87% 0.79% 0.97% 2Q24 3Q24 4Q24 1Q25 2Q25 $52.4 $53.8 $59.8 $52.1 $58.6 2Q24 3Q24 4Q24 1Q25 2Q25 Book Value per Share Total RBC Ratio2 NPLs / Total Loans HFIAdjusted ROATCE1Adjusted PPNR1 (in millions) 1 1 $1,251 $1,313 $1,319 $1,354 $1,364 13.1% 12.7% 12.2% 12.3% 12.4% 2Q24 3Q24 4Q24 1Q25 2Q25 Tangible Common Equity Adj ROATCE11

FirstBank

Net Interest Margin

Highlights

- Net Interest Income (NII) impacted by –
  - Increased average loan balances ~$220 million
  - Reduced total deposit costs ~6 bps
  - One additional day in the quarter
- Lower average earning total assets during the quarter, benefiting NIM
- Impact from $266 million securities transaction to be seen in Q3 and beyond –
  - Modeled to provide ~6% yield pickup and payback period of less than 4-years

Net Interest Income Rollforward *($ in thousands)*	
1Q25 Net Interest Income	$ 108,427
Impact of loan rate changes	734
Impact of loan volume changes	4,077
Impact of deposit rate changes	1,380
Impact of deposit volume changes	1,082
Day count	1,196
Impact of change in cash & other	(4,660)
2Q25 Net Interest Income	**$ 112,236**

FTE NII / NIM Trend ($ in millions)



$103.3
$106.6
$109.0
$108.4
$112.2
3.57%
3.55%
3.50%
3.55%
3.68%
2Q24
3Q24
4Q24
1Q25
2Q25
Net Interest Income (NII)
Net Interest Margin (NIM)

8

Noninterest Income & Expense

Noninterest Income
($ millions)



$25.6
$23.8
$23.0
$23.6
$25.8
2Q24
1Q25
2Q25
$(34.6)
Noninterest Income
Core Noninterest Income[1]

Noninterest Expense
($ millions)



$75.1
$79.5
$81.3
105.7%
58.6%
60.9%
2Q24
1Q25
2Q25
Noninterest Expense
Efficiency Ratio

Core Noninterest Expense[1]
($ millions)



$74.1
$79.1
$78.5
58.3%
59.9%
56.9%
2Q24
1Q25
2Q25
Core Noninterest Expense[1]
Core Efficiency Ratio[1]

Highlights

Noninterest income:

- Securities loss of ~$60 million drove a negative noninterest income figure on a reported basis during the quarter
- Adjusted Noninterest income[1] was up $2.2 million led by –
  - ~$1 million increase in Swap Fees
  - ~$600 thousand increase in Mortgage Banking Income
  - ~$211 thousand in Investment Services
  - ~$201 thousand in ATM & Interchange

Noninterest expense:

- 2% increase on a reported basis, driven by higher merger and integration costs QoQ
- Adjusted Noninterest expense[1] was down $0.6 million as a result of lower share-based compensation expense, partially offset by an incremental QoQ increase in salaries

[1] Non-GAAP financial measure; See "Use of non-GAAP Financial Measures" and Non-GAAP reconciliations herein.

9

10 Loans HFI $9.31 $9.48 $9.60 $9.77 $9.87 6.70% 6.70% 6.51% 6.41% 6.44% 2Q 24 3Q 24 4Q 24 1Q 25 2Q25 Loans HFI / Total Yield ($ billions) Loans HFI Total Loan HFI Yield 1-4 family 17% 1-4 family HELOC 7% Multifamily 6% C&D 10% CRE 22% C&I 32% Other 6% Portfolio Mix $9.9 Billion 1 C&I includes owner-occupied CRE. 2 Excludes owner-occupied CRE. Note: Loan yield shown above includes a tax-equivalent adjustment using combined marginal tax rate of 26.06%. 1 2 • Loans held for investment (HFI) balances grew during the quarter by ~$103 million, or 4.2% on an annualized basis, driven by – • Residential mortgage loans & lines of credit were up $56 million in aggregate • Commercial real estate non-owner-occupied balances were up $45 million • Consumer & other was up $43 million • Multi-family mortgage loans were down $61 million due to several larger pay offs during the quarter

11 Residential Development 43% Commercial 29% Consumer 17% Multifamily 11% Construction 34% Land 7% Lots 2% Office 18% Retail 22% Hotel 15% Warehouse/Industrial 16% Land-Manufactured Housing 5% Self Storage 6% Healthcare Facility 3% Assisted Living Facility 7% Other 8% Diversified loan portfolio CRE2 exposure by type Note: Data as of June 30, 20251 C&I includes owner-occupied CRE. 2 Excludes owner-occupied CRE. C&D exposure by type C&I1 Exposure by Industry ($ millions) % of TotalTotalCRE-OOC&IIndustry 16%$502 $232 $270 Real estate rental and leasing 10%323 14 309 Finance and insurance 9%279 125 154 Manufacturing 8%262 180 82 Retail trade 8%258 197 61 Other services (except public admin) 6%196 72 124 Wholesale trade 6%180 128 52 Health care and social assistance 6%175 13 162 Information 6%172 42 130 Professional, scientific and tech services 5%168 114 54 Accommodation and food services 5%160 67 93 Construction 4%135 60 75 Transportation and warehousing 3%82 14 68 Administrative and support and waste management and remediation services 2%72 36 36 Arts, entertainment and recreation 6%195 76 119 Other 100%$3,159 $1,370 $1,789Total Land 20% Retail 1% Other 8% Construction 13% Land 4%

12 Nashville 55% Memphis 10% Knoxville 4% Huntsville 5% Birmingham 11% Chattanooga 2% Other 5% Communities 8% Class A 33% Class B 36% Class C 11% Under $2 Million 20% Office exposure • Office loans as of 2Q25 – • Represent 4% of total Loans HFI population • 99% of portfolio is pass rated and current • 23% of portfolio matures by year-end 2026 • 55% fixed rate & 45% floating rate • Continuous monitoring of office loans greater than $2 million shows minimal concerns • Projects generally characterized by 25-30% cash equity requirement, loan to value maximums of 70%-75% at origination, and requests for guarantors Geographic exposure Note: Data as of June 30, 2025. Data is only non-owner occupied CRE & C&D loans. Data excludes medical office buildings. Credit detail by class Wtd. Avg Occupancy Wtd. Avg. LTV Avg. BalanceOutstandingClass 94.4%48.8%$10.8$140.5Class A > $2 million 80.2%63.0%6.1151.6Class B > $2 million 80.3%61.4%5.448.8Class C > $2 million 86.1%56.9%7.3340.9Total > $2 million N/AN/A0.687.1Total < $2 million NAN/A$2.1$428.0Total Office Exposure by class

13 Valuable deposit base Cost of deposits 20.9% 20.3% 18.9% 19.3% 19.2% 2.77% 2.83% 2.70% 2.54% 2.48% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 2Q24 3Q24 4Q24 1Q25 2Q25 Noninterest-bearing as % of total deposits Cost of total deposits (%) $4,675 $4,676 $4,853 $4,869 $4,772 $4,271 $4,887 $4,802 $4,696 $4,836 $1,522 $1,413 $1,555 $1,638 $1,795 $10,468 $10,976 $11,210 $11,203 $11,403 2Q24 3Q24 4Q24 1Q25 2Q25 Consumer Commercial Public Deposits by customer segment ($mm) • Strategic focus on growing relationships resulted in higher balances in non-interest bearing and money market accounts • Increase in public funds deposits driven by a notable short-term certificate of deposit • Improved cost of deposits due to deliberate runoff of higher cost non-relationship portfolios Highlights Noninterest -bearing checking 19% Interest- bearing checking 20% Money market 38% Savings 3% Time 20% 39% Checking accounts 2Q25 Deposit composition

Growing deposit franchise

Combined deposit franchise of **~$13.6 billion**

77 full-service branches
$11.2 billion deposits

17 locations
$2.4 billion deposits



FBK (77)
SSBK (15)
SSBK LPO (2)
Louisville
Lexington
Kentucky
Bowling Green
Tennessee
Nashville
North Carolina
Knoxville
Asheville
Memphis
Chattanooga
Florence
Huntsville
Birmingham
Atlanta
Tuscaloosa
Auburn
Columbus
Montgomery
Alabama
Georgia
Savannah
Mobile

Well-positioned for **organic growth** in desirable markets

Previous[1]
- Nashville – 6th
- Chattanooga – 5th
- Knoxville – 9th
- Jackson – 3rd
- Bowling Green – 7th
- Birmingham, AL – 21st
- Huntsville, AL – 21st
- Memphis, TN – 29th
- Florence, AL – 9th

Pro Forma[1] *(with SSBK)*
- Nashville – 6th
- Chattanooga – 5th
- Knoxville – 9th
- Jackson – 3rd
- Auburn/Opelika, AL – 5th *(new)*
- Columbus, GA – 4th *(new)*
- Dalton, GA – 5th
- Bowling Green – 7th
- Birmingham, AL – 20th
- Huntsville, AL – 18th
- Memphis, TN – 29th
- Atlanta, GA – 24th *(new)*

Population change[2]
2020 - 2025



1.9%
5.1%
6.9%
U.S.
FBK Footprint
Nashville

Population Change (P)[2]
2025 - 2030



2.4%
4.5%
5.6%
U.S.
FBK Footprint
Nashville

Household Income Change (P)[2]
2025 - 2030



8.8%
9.1%
10.8%
U.S.
FBK Footprint
Nashville

[1] Source: S&P Global. Market data is as of June 30, 2024 and is presented on a pro forma basis for announced acquisitions since June 30, 2024. [2] Source: S&P Global. FBK Footprint is based on weighted average demographics of MSAs and counties not located in MSAs with weightings based on deposits in each market as of June 30, 2024. (P) represents projected information.

14

15 1.67% 1.40% 1.21% 0.89% 2.85% 1.48% 1.62% 1.81% 4.04% 1.54% 0.87% 1.31% 0.89% 2.51% 1.76% 1.60% 1.82% 3.59% 1.51% 1.13% 1.20% 0.87% 2.14% 1.86% 1.82% 1.35% 3.10% Gross Loans HFI Commercial & Industrial Non-Owner Occ CRE Owner Occ CRE Construction Multifamily 1-4 Family Mortgage 1-4 Family HELOC Consumer & Other 2Q24 1Q25 2Q25 Allowance Modeling & Reserve Allocation ACL on loans HFI / Loans HFI by category • During the quarter, the Company migrated to a new Allowance for Credit Losses model • The change was accounted for as a change in accounting estimate • The new model includes – • Opportunity for more granular inputs & outputs • A discounted cash flow modelling approach • Enhanced reporting and review capabilities Key forecast inputs1 2Q261Q264Q253Q25 4.74.54.34.3National Unemployment Rate 1.41.21.11.2CRE Price Index 0.651.01.31.4National Housing Price Index 6.06.36.56.8Prime Rate 1 Source: Moody’s “June 2025 U.S. Macroeconomic Outlook Baseline Scenario”, with the exception of the National Housing Price Index which also incorporates components of the Mortgage Bankers Association Mortgage Finance Forecast, June 2025.

16 Asset Quality Metrics 0.63% 0.76% 0.69% 0.63% 0.76% 0.18% 0.23% 0.24% 0.21% 0.16% 0.81% 0.99% 0.93% 0.84% 0.92% 2Q24 3Q24 4Q24 1Q25 2Q25 Nonperforming Assets / Assets Other NPAs Optional GNMA repurchase • Net charge-off activity normalized during the quarter at an annualized rate of 0.02% • Net impact to provision expense from model change was ~$395 thousand • Provision expense up in the quarter driven by updated forecast assumptions and increased loan balances • Nonperforming asset levels increased, but migrating credits are well secured with negligible loss content $155 $156 $152 $151 $149 1.67% 1.65% 1.58% 1.54% 1.51% 2Q24 3Q24 4Q24 1Q25 2Q25 Allowance for Credit Losses & Coverage Ratio ($ millions) ACL ACL Coverage Ratio $2,224 $1,914 $7,084 $2,292 $5,337 0.02% 0.03% 0.47% 0.14% 0.02% 2Q24 3Q24 4Q24 1Q25 2Q25 Provision for Credit Losses & Net Charge Offs ($ thousands) Provision for Credit Losses NCO Ratio (ann.) 1 1 Includes other real estate owned and repossessed assets–see page 13 of the Second Quarter 2025 Financial Supplement. Highlights

Capital & Liquidity

FirstBank

Capital Position

	2Q24	1Q25	2Q25
Shareholder's Equity/Assets	12.0%	12.2%	12.1%
TCE/TA[1]	10.2%	10.5%	10.4%
Common Equity Tier 1[2]	12.7%	12.8%	12.3%
Tier 1 Risk-Based[2]	13.0%	13.1%	12.6%
Total Risk-Based[2]	15.1%	15.2%	14.7%
AOCI Adjusted Ratios:[1,2]			
Adj. Common Equity Tier 1			*11.9%*
Adjusted Total Risk-Based			*14.3%*

Simple Capital Structure



Subordinated Notes 6%
Tier 2 ACL 8%
Trust Preferred 2%
Common Equity Tier 1 Capital 84%

Total regulatory capital: $1,704

On-balance sheet liquidity ($mm)



On-balance sheet liquidity
On-balance sheet liquidity / tangible assets[1]
$1,414
$1,462
$1,644
$1,498
$1,713
11.5%
11.5%
12.7%
11.6%
13.1%
2Q24
3Q24
4Q24
1Q25
2Q25

Capital & Liquidity:

- Increased period end cash levels from the securities transaction at the end of 2Q25 & notable public funds deposit
- Executed ~$34 million in share buy backs in 2Q25
- Securities portfolio makes up 10% of total assets and does not include any HTM securities
- 2Q25 available sources of liquidity –
  - $1.7 billion on-balance sheet
  - $6.9 billion Total other sources[3]

[1] Non-GAAP financial measure; See "Use of non-GAAP Financial Measures" and Non-GAAP reconciliations herein. [2] 2Q25 calculation is preliminary and subject to change. [3] Includes capacity from internal policy and does not include loans held at the REIT that could be pledged for additional capacity.

17

18 Mortgage results • Mortgage segment pre-tax pre-provision net revenue (PPNR) of $1.7 million and pre-tax net contribution of $(3.0) million • Increased revenue through strong loan sale and lock volumes during the quarter, coupled with improved margins • Segment profitability impacted by increased reserves on a portfolio of high loan-to-value (LTV) mortgage loans, as a result of the Company’s change in accounting estimate for the Allowance for Credit Losses 2.84% 2.84% 2.71% 2.51% 2.86% 2Q24 3Q24 4Q24 1Q25 2Q25 Interest rate lock commitment volume ($mm) Mortgage gain on sale margin $336 $314 $258 $329 $402 $49 $67 $58 $53 $55 $385 $381 $316 $382 $457 2Q24 3Q24 4Q24 1Q25 2Q25 Purchase Refinance Highlights 2Q251Q252Q24 Mortgage Banking Segment ($ thousands) $ 15,674$ 14,254$ 13,553Total Revenue 4,755103(208)(Reversals of) provisions for loan losses 13,93112,64012,915Noninterest expense (3,012)1,511846 Pre-tax net contribution (loss) after allocations 617,408646,352587,619Total Assets 88.9%88.7%95.3%Efficiency Ratio 89.1%87.9%96.1%Core Efficiency Ratio1 1 Non-GAAP financial measure; See "Use of non-GAAP Financial Measures” and Non-GAAP reconciliations herein.

19 Appendix

20 GAAP reconciliations and use of non-GAAP financial measures Adjusted net income and diluted earnings per share

21 GAAP reconciliations and use of non-GAAP financial measures Adjusted net income and diluted earnings per share

22 GAAP reconciliations and use of non-GAAP financial measures Adjusted pre-tax pre-provision net revenue

23 GAAP reconciliations and use of non-GAAP financial measures Adjusted tangible net income

24 GAAP reconciliations and use of non-GAAP financial measures Adjusted pre-tax pre-provision net revenue

25 GAAP reconciliations and use of non-GAAP financial measures Adjusted tangible net income

26 GAAP reconciliations and use of non-GAAP financial measures Adjusted Common Equity Tier 1 and Total Risk-Based capital ratios

27 GAAP reconciliations and use of non-GAAP financial measures Core efficiency ratio (tax-equivalent basis)

28 GAAP reconciliations and use of non-GAAP financial measures Banking segment core efficiency ratio (tax-equivalent)

29 GAAP reconciliations and use of non-GAAP financial measures Mortgage segment core efficiency ratio (tax-equivalent)

30 GAAP reconciliations and use of non-GAAP financial measures Tangible assets, common equity and related measures

31 GAAP reconciliations and use of non-GAAP financial measures Tangible assets, common equity and related measures

32 GAAP reconciliations and use of non-GAAP financial measures Adjusted return on average tangible common equity and related measures

33 GAAP reconciliations and use of non-GAAP financial measures Adjusted return on average assets, common equity and related measures

34 GAAP reconciliations and use of non-GAAP financial measures Adjusted return on average tangible common equity and related measures

35 GAAP reconciliations and use of non-GAAP financial measures Adjusted return on average assets and equity